UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 10, 2003
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-16179               72-1409562
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

                  On November 10, 2003, Evercore Capital Partners, L.P. and certain of its affiliates agreed to sell the 4,544,572 shares of our common stock registered for sale under the registration statement on Form S-3 (No. 333-109871) that we filed with the Securities and Exchange Commission on October 22, 2003, and which was declared effective on November 4, 2003. We are filing as an exhibit to this Current Report on Form 8-K the underwriting agreement related to the foregoing transaction, which document is listed on the exhibit list under
Item 7 of this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed herewith:


     Exhibit No.     Description
     -----------     -----------

     1.1 Underwriting Agreement, dated as of November 10, 2003, among the Company, the Selling Stockholders and the Representatives of the Underwriters (capitalized terms as defined therein).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003

                              ENERGY PARTNERS, LTD.


                              By:    /s/ John H. Peper
                                     -------------------------------------------
                                     Name:  John H. Peper
                                     Title: Executive Vice President,
                                            General Counsel and
                                            Corporate Secretary